                                                                Exhibit 10.02(e)



              [LETTERHEAD OF AMERICAN AXLE & MANUFACTURING, INC.]*

June 25, 1997

Ms. Kim Buhl
Senior Buyer
GMTG
2000 Centerpoint Parkway
Mail Code:  483-512-1B5
Pontiac, Michigan  48341-3147

Dear Kim:

This revised proposal for the *** Front and Rear Axles is hereby submitted for your review. As you are aware, AAM and GM have been working together on the engineering designs for both the front and the rear axles. This close working relationship has allowed the *** program to proceed within the program timing while helping to identify and address engineering issues early in the development process.

The prices provided herein are based on engineering changes required to Existing Components and the terms and conditions of the Component Supply Agreement under which AAM is committed to be competitive on future product programs such as this.

The attached Bill of Material for each axle identifies the budget baseline prices for included parts and productive material purchased by GM.

The tooling for the front axle is ***, including *** of supplier tooling, and tooling for the rear axle is *** including *** of supplier tooling. Supplier tooling will be adjusted based on the results of the final negotiations with the suppliers.

Based on this proposal, issuance of an appropriate letter of intent is requested. As your production source, AAM looks forward to working with you and to contributing to the success of the *** program.

Best regards,

/s/ F.H. Allison
------------------
F.H. Allison
Program Manager, GM MST Programs

cc:  L. Chissus, D. Demos, T. Liem, B. McKenna

--------
*  Portions of this Exhibit 10.02(e) were omitted and filed separately with the Secretary of the Securities and Exchange Commission (the
   "Commission") pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 406 under the Securities Act of 1933, as amended. Such portions are marked by the symbol "***".

Accepted 6/25/97

/s/ B.G. Mathis
----------------

/s/ Brian McKenna
-----------------

/s/ L.R. Chissus
-----------------

/s/ D.J. Demos
--------------

                                 *** Front Axle


o          SORP Date: ***

o          Volume: 377,600 annually; 1600 per day

           o Volumes quoted are LCR volumes based on 97-01. The MCR volume is calculated at 424,200 annually and 1840 per day. AAM will provide axles at the purchase order piece price at that time up to the MCR levels. [will attach LCR/MCR definition]

o          FOB:   Detroit, MI

o          Piece Price: ***

o          Tooling:     ***
           o      AAM - ***
           o      Supplier - ***

o          Prototypes:  *** and *** tooling

o          Design:       AAM will meet the design requirements as
                         provided in RFQ 2900012268 dated November 15, 1996, and CEA T104C-011-01 dated November 14, 1996.


o          Labor:        MY *** Economics

                                  *** Rear Axle


o          SORP Date: ***

o          Volume: 450,000 annually; 1906 per day


           o Volumes quoted are LCR volumes based on 97-01. The MCR volume is calculated at 517,076 annually and 2191 per day. AAM will provide axles at the purchase order piece price at that time up to the MCR levels. [will attach LCR/MCR definition]

o          FOB:   Detroit, MI

o          Piece Price: ***

o          Tooling:     ***
           o      AAM - ***
           o      Supplier - ***

o          Prototypes:  *** and *** tooling

o Post Assembly Piercing of Brackets: ***, based on decision by March 31, 1997

o          Design:          AAM will meet the design requirements as
                            provided in RFQ 2900002656 dated February 7, 1997, and CEA T104C-038 dated January 24, 1997.

o          Labor:           MY *** Economics



---------------------------------------------------------------------------------------------------------------------
                                                *** Front Axle Purchased Parts
---------------------------------------------------------------------------------------------------------------------
06/24/97
---------------------------------------------------------------------------------------------------------------------
                                                                          QTY         UNIT               EXTENDED
PART #             DESCRIPTION                                            USED        PRICE              PRICE
---------------------------------------------------------------------------------------------------------------------


                   CARRIER ASSEMBLY
---------------------------------------------------------------------------------------------------------------------
     348200        CONNECTOR, VENT HOSE                                    1          ***                ***
---------------------------------------------------------------------------------------------------------------------
     361705        SHIM, PINION BEARING (.53)                              1          ***                ***
---------------------------------------------------------------------------------------------------------------------
     361721        SHIM, PINION BEARING (.94)                              1          ***                ***
---------------------------------------------------------------------------------------------------------------------
     476753        PLUG, DIFF. FILLER                                      1          ***                ***
---------------------------------------------------------------------------------------------------------------------
     517900        WASHER, PINION FLANGE                                   1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    1237990        NUT, PINION FLANGE                                      1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    3691425        ALCOHOL (USE WITH 3699520)                              1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    3699520        CEMENT, SEALING                                         1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    3974836        COMPOUND, GEAR MARKING                                  1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    3974898        SPACER, PINION BEARING                                  1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    9413429        RACE, BEARING                                           1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    9417785        ROLLER ASM.                                             1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    9417786        RACE, BEARING                                           1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    9439880        ROLLER ASM.                                             1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    9985038        SPEC, MAT'L (GREASE, LITHIUM)                           1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    9985290        SPEC, MAT'L (LUB, SAE80W90)                             1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    9985460        SPEC, MAT'L (SEALANT, ANAEROBIC)                        1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    9985552        SPEC, MAT'L (SEALANT, ANAEROBIC)                        1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   11503877        BOLT, DIFF. ADJ. LOCK                                   2          ***                ***
---------------------------------------------------------------------------------------------------------------------
   14042602        WASHER, DIFF. CARR. PLUG                                1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   14045736        BOLT, DIFF. CARRIER ASM.                                10         ***                ***
---------------------------------------------------------------------------------------------------------------------
   14074865        SHIM, PINION BEARING (.96)                              1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   14074868        SHIM, PINION BEARING (1.04)                             1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   15588374        PLUG, DRAIN                                             1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   15588383        WASHER, DRAIN PLUG                                      1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   26053322        SEAL, UNITIZED OUTPUT                                   2          ***                ***
---------------------------------------------------------------------------------------------------------------------

   26054695        ADJUSTER ASM., BEARING (LH)                             1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   26057278        LOCK, DIFFERENTIAL ADJUSTER                             2          ***                ***
---------------------------------------------------------------------------------------------------------------------
   T-103226        CARRIER DIFF. (RH CAST)                                 1          ***                ***
---------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------
                                                *** Front Axle Purchased Parts
---------------------------------------------------------------------------------------------------------------------
06/24/97
---------------------------------------------------------------------------------------------------------------------
                                                                          QTY         UNIT               EXTENDED
PART #             DESCRIPTION                                            USED        PRICE              PRICE
---------------------------------------------------------------------------------------------------------------------

   T-103227        CARRIER DIFF. (LH CAST)                                 1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   T-103251        FLANGE ASM., DEFLECTOR                                  1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    T-11709        BEARING ASM. DIFF. SIDE                                 2          ***                ***
---------------------------------------------------------------------------------------------------------------------
    T-13391        SEAL ASM., PINION FLANGE                                1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    T-14829        ADJUSTER ASM., BEARING (RH)                             1          ***                ***
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                   DIFFERENTIAL ASSEMBLY
---------------------------------------------------------------------------------------------------------------------
                   CASE ASSEMBLY
---------------------------------------------------------------------------------------------------------------------
     393132        SCREW, DIFF. PINION SHAFT                               1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   14039589        SHAFT, DIFF. PINION GEAR                                1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   14039598        WASHER, DIFF. SIDE GEAR THRUST                          2          ***                ***
---------------------------------------------------------------------------------------------------------------------
   14039599        WASHER, DIFF. PINION GEAR                               2          ***                ***
---------------------------------------------------------------------------------------------------------------------
   14056135        BOLT, DRIVE GEAR                                        10         ***                ***
---------------------------------------------------------------------------------------------------------------------

   14056196        SCREW ASM., PINION SHAFT LOCK                           1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   26046002        CASE, DIFFERENTIAL (CAST)                               1          ***                ***
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                   DISCONNECT HOUSING ASSEMBLY
---------------------------------------------------------------------------------------------------------------------
    9417901        FITTING, TYPE C/D LUBRICATION                           1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    9985460        SPEC., MAT'L (SEALANT, ANAEROBIC)                       1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   14045736        BOLT, DIFF CARRIER ASM.                                 3          ***                ***
---------------------------------------------------------------------------------------------------------------------
   26030270        WASHER, DIFF. CARRIER THRUST                            1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   26036092        SLEEVE, DIFFERENTIAL                                    1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   26041515        BEARING ASM., DIFF OUTPUT SHAFT                         1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   26041516        BEARING ASM., ROLLER                                    1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   26053322        SEAL ASM., UNITIZED                                     1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   26053326        BEARING ASM., DIFF. OUTPUT SHAFT                        1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   26059623        SEAL ASM., UNITIZED                                     1          ***                ***
---------------------------------------------------------------------------------------------------------------------
  26053317M        CAP, PROTECTOR                                          2          ***                ***
---------------------------------------------------------------------------------------------------------------------
   T-103186        CONNECTOR, DIFF. CARRIER                                1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   T-103230        ASM., ACTUATOR                                          1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   T-103231        FORK, SHIFTER                                           1          ***                ***
---------------------------------------------------------------------------------------------------------------------

                                        3



---------------------------------------------------------------------------------------------------------------------
                                                *** Front Axle Purchased Parts
---------------------------------------------------------------------------------------------------------------------
06/24/97
---------------------------------------------------------------------------------------------------------------------
                                                                          QTY         UNIT               EXTENDED
PART #             DESCRIPTION                                            USED        PRICE              PRICE
---------------------------------------------------------------------------------------------------------------------

   T-103232        SPRING, DIFF. SHIFTER                                   1          ***                ***
---------------------------------------------------------------------------------------------------------------------
   T-103233        WASHER, THRUST (LH & RH)                                2          ***                ***
---------------------------------------------------------------------------------------------------------------------
    T-13792        HOUSING, DISCONNECT (LH) CAST                           1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    T-13793        HOUSING, DISCONNECT (RH) CAST                           1          ***                ***
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                   OUTPUT SHAFT ASSEMBLY
---------------------------------------------------------------------------------------------------------------------
   14041989        RING, DIFF. SHAFT                                       1          ***                ***
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
                   INTERMEDIATE SHAFT ASSEMBLY
---------------------------------------------------------------------------------------------------------------------
   14041989        RING, DIFF SHAFT                                        1          ***                ***
---------------------------------------------------------------------------------------------------------------------
    T-13791        SHAFT, INTERMEDIATE (mtl)                               1          ***                ***
---------------------------------------------------------------------------------------------------------------------
                   GM PURCHASED PARTS TOTAL                                                              ***
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
                                 *** Front Axle
                                Supplier Tooling
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------

PART #                           DESCRIPTION                                                         SUPPLIER TOOLING
----------------------------------------------------------------------------------------------------------------------------

                                 7.25" FRONT AXLE ASM

                                 CARRIER ASSEMBLY
           T-14829               ADJUSTER ASM., BEARING (RH)                                                           ***
           26054695              ADJUSTER ASM., BEARING (LH)                                                             -
           T-103251              FLANGE ASM., DEFLECTOR                                                                ***

           T-103227              CARRIER DIFF. (LH CAST)                                                               ***
           T-103226              CARRIER DIFF. (RH CAST)                                                               ***
           T-13391               SEAL ASM., PINION FLANGE                                                              ***
           26046002              DIFFERENTIAL CASE CASTING                                                             ***

                                        DISCONNECT HOUSING ASSEMBLY
           T-13793               HOUSING, DISCONNECT (RH) CAST                                                         ***
           T-103230              ASM., ACTUATOR                                                                        ***
           T-103233              WASHER, DIFF. CARRIER THRUST                                                          ***
           T-103231              FORK, SHIFTER                                                                         ***
           T-13792               HOUSING, DISCONNECT. (LH)                                                             ***
           T-103186              CONNECTOR, DIFF. CARRIER                                                              ***
           26053317MP            CAP, PROTECTOR                                                                        ***
                                                                                                                       ***



--------------------------------------------------------------------------------------------------------------------------------
                                                *** Rear Axle Purchased Parts
--------------------------------------------------------------------------------------------------------------------------------
Issued 6/25/97
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            EXTENDED
PART #            DESCRIPTION                                            QTY USED        UNIT PRICE         PRICE
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                  REAR AXLE ASSEMBLY
--------------------------------------------------------------------------------------------------------------------------------
  344171          LOCK/AXLE SHAFT                                            2                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 3787240          MAGNET-CHIP                                                1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
11502737          PUSHNUT                                                    2                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
14072930          VENT/PLUG                                                  1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
15981244          CLIP/COVER PAN                                             1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
11515756          BOLT/CARR COVER                                           10                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
11516787          BOLT ASM METRIC                                            4                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------

11516788          BOLT ASM METRIC                                            8                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 T-15010          COVER/DIFF                                                 1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 T-15031          GASKET                                                     1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
                  LABEL                                                      1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                  TUBE ASSEMBLY LH
--------------------------------------------------------------------------------------------------------------------------------
26038488          BRKT-STAB BAR                                              1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 T-14781          BRKT/RR SHOCK                                              1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 T-14782          BRKT/UPPER CONT                                            1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 T-15008          BRACKET/LOW CNT                                            1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 T-15011          BRKT ASM/SEAT-TR                                           1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 T-15018          TUBE AXLE LH-T-15087                                       1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                  TUBE ASSEMBLY RH
--------------------------------------------------------------------------------------------------------------------------------
26038488          BRKT-STAB BAR                                              1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 T-14781          BRKT/RR SHOCK                                              1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 T-14782          BRKT/UPPER CONT                                            1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 T-14783          SEAT/RR SPRING                                             1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 T-15019          TUBE AXLE RH-T-15088                                       1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------------------------------
                                                *** Rear Axle Purchased Parts
--------------------------------------------------------------------------------------------------------------------------------
Issued 6/25/97

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            EXTENDED
PART #            DESCRIPTION                                            QTY USED        UNIT PRICE         PRICE
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                  AXLE SHAFT  ASM LH/RH
--------------------------------------------------------------------------------------------------------------------------------
15027048          BOLTS                                                     10                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                  *** TUBE AND CARRIER ASM
--------------------------------------------------------------------------------------------------------------------------------
26034960          SLUG WELD                                                  6                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
40001710          SEAL/WHEEL                                                 2                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
15588288          BEARING, WHEEL                                             2                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
                  LUBE #330                                                  1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                  CARRIER-DIFF ASSY
--------------------------------------------------------------------------------------------------------------------------------
  394321          SHIM/PINION BRG                                            1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
  517900          WASHER/PINION FLANGE                                       1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 9417784          BRG ASM, SMALL PINION                                      1                                               -
--------------------------------------------------------------------------------------------------------------------------------
 9417785          BEARING                                                    1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 9417786          RACE                                                       1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
783762            NUT/DRIVE PINION                                           1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
14066913          BOLT/RING GEAR                                            10                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
26053758          BRG ASM, HEAD BRG                                          1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
26053759          RACE (1.440)                                               1                          -                    -
--------------------------------------------------------------------------------------------------------------------------------
26053760          BEARING  (2.77)                                            1                          -                    -
--------------------------------------------------------------------------------------------------------------------------------
26061062          SHIM, DIFF BRG ADJ                                         2                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
26062361          DIFF BRG ASM, TAPERED ROLLER                               2                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
T-11557           SEAL/PINION OIL                                            1                        ***                  ***

--------------------------------------------------------------------------------------------------------------------------------
T-11924           SLEEVE                                                     1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
T-15040           PLUG DRAIN                                                 1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
T-15041           SEAL/PLUG                                                  2                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
                  CEMENT                                                     1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
                  LUBE #330                                                  1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
                  SEALANT/TUBE                                               1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                                *** Rear Axle Purchased Parts
--------------------------------------------------------------------------------------------------------------------------------
Issued 6/25/97
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                            EXTENDED
PART #            DESCRIPTION                                            QTY USED        UNIT PRICE         PRICE
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                  CARRIER & CAP ASSY
--------------------------------------------------------------------------------------------------------------------------------
 1194135          BRG CAP BOLT                                               4                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
26066366          CAP/DIFF BRG (CAST)                                        2                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 T-15002          CARRIER CASTING                                            1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                  DIFF CASE ASM
--------------------------------------------------------------------------------------------------------------------------------
  393132          SCREW DIFF PIN                                             1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
26041179          WASHER DIFF PIN                                            2                        ***                  ***

--------------------------------------------------------------------------------------------------------------------------------
26041321          CROSS PIN                                                  1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
T-103106          WASHER/SIDE GR                                             2                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 T-14998          CASE/DIFF CASTING (T-15000)                                1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
                  PHOS COAT                                                  1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                  PINION FLANGE & DEFL ASSEMBLY
--------------------------------------------------------------------------------------------------------------------------------
 7827669          PINION FLANGE CASTING                                      1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 7827718          DEFLECT                                                    1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 7828416          WEIGHT BAL                                                 1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
 7828534          WEIGHT BAL                                                 1                        ***                  ***
--------------------------------------------------------------------------------------------------------------------------------
                  TOTAL OF PURCHASED PARTS                                                                                 ***
--------------------------------------------------------------------------------------------------------------------------------

                                        8



----------------------------------------------------------------------------------------------------------
                                  *** Rear Axle
                                Supplier Tooling
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
          PART #                             DESCRIPTION                             TOOLING
----------------------------------------------------------------------------------------------------------

          T-15088             TUBE AXLE, RH                               -
----------------------------------------------------------------------------------------------------------
         & T-15087            TUBE AXLE, LH                               ***
----------------------------------------------------------------------------------------------------------
          T-14783             SEAT/REAR SPRING                            ***
----------------------------------------------------------------------------------------------------------
          T-14787             BRACKET/TRAC BAR                            ***
----------------------------------------------------------------------------------------------------------
          T-14781             BRACKET/RR SHOCK                            ***
----------------------------------------------------------------------------------------------------------
          T-14782             BRACKET/RR UPPER                            ***

----------------------------------------------------------------------------------------------------------
          T-15008             BRACKET/RR LOWER                            ***
----------------------------------------------------------------------------------------------------------
          T-15002             CARRIER/CAST                                ***
----------------------------------------------------------------------------------------------------------
          T-14998             CASE/CAST                                   ***
----------------------------------------------------------------------------------------------------------
         26066366             CAP/DIFF BRG CAST                           ***
----------------------------------------------------------------------------------------------------------
      26061062 (TYP)          DIFF BRG ADJ                                ***
----------------------------------------------------------------------------------------------------------
          T-15040             DRAIN PLUG                                  ***
----------------------------------------------------------------------------------------------------------
          T-15041             SEAT/PLUG                                   ***
----------------------------------------------------------------------------------------------------------
          T-15010             COVER/DIFF CARRIER                          ***
----------------------------------------------------------------------------------------------------------
          T-15009             GASKET/DIFF CARR                            -
----------------------------------------------------------------------------------------------------------
                              BRG ADJUSTER                                ***
----------------------------------------------------------------------------------------------------------
         T-103106             WASHER, SIDE GEAR THRUST                    ***
----------------------------------------------------------------------------------------------------------
          T-11557             DRIVE PINION SEAL                           ***
----------------------------------------------------------------------------------------------------------
          T-11924             SLEEVE                                      ***]
----------------------------------------------------------------------------------------------------------
         40001710             SEAL ASM, WHEEL BEARING                     ***
----------------------------------------------------------------------------------------------------------
          T-15011             BRKT ASM, REAR SPRING SEAT &                ***
                              TRAC BAR
----------------------------------------------------------------------------------------------------------
          378240              MAGNET, CHIP COLLECTOR                      ***
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                                                                          ***]
----------------------------------------------------------------------------------------------------------


                                            Attachment to Letter dated 6/25/97

                                                            ***

1.         *** price increase to both Front & Rear Axle
                  *** Front
                  *** Rear

2.         F      *** (+***) cap ***
           R      *** (+***) cap ***


           If lower--AAM benefits

3.         Steel equals market price at SORP Budged Base

4.         Address omissions of Part No.'s in Base

5.         Mat'l pass through begins at SORP